EXHIBIT 10.25
SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of June 29, 2006, among AUTO DISPOSAL SYSTEMS, INC., an Ohio corporation (“ADS”), ADS ASHLAND, LLC, an Ohio limited liability company (“ADS Ashland”), ADS PRIORITY TRANSPORT, LTD., an Ohio limited liability company (“ADS Priority”; ADS, ADS Ashland and ADS Priority are sometimes referred to herein individually as a “Guaranteeing Subsidiary” and, collectively, the “Guaranteeing Subsidiaries”), Insurance Auto Auctions, Inc., an Illinois corporation (“Company”), the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, s trustee under the Indenture referred to below (the “Trustee”).
WITNESSETH
     WHEREAS, the Company her heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 1, 2005 providing for the issuance of 11% Senior Notes due 2013 (the “Notes”);
     WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Subsidiary Guarantee”); and
     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
     2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 11 thereof.
     3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each

Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are a part of the consideration for the issuance of the Notes.
     4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT SUCH PRINCIPLES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
     5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
     7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.
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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered, all as of the date first above written.

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Scott Pettit

Name:

Title:

ADS ASHLAND, LLC

By:	/s/ Scott Pettit

Name:

Title:

ADS PRIORITY TRANSPORT, LTD.

By:	/s/ Scott Pettit

Name:

Title:

INSURANCE AUTO AUCTIONS, INC.;
INSURANCE AUTO AUCTIONS CORP.;
IAAI SERVICES, INC.; and
IAA ACQUISITION CORP.

By:	/s/ Scott Pettit

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:

Name:

Title:

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